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Scudder-Dreman High Return Equity Fund

Classes A, B, C and I

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder-Dreman High Return Equity Fund	Nasdaq Symbol	CUSIP Number
Class A	KDHAX	81123U-204
Class B	KDHBX	81123U-709
Class C	KDHCX	81123U-808

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman High Return Equity Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	3.40%	-.92%	6.90%	10.82%	15.86%
Class B	2.97%	-1.75%	6.03%	9.89%	14.84%(a)
Class C	2.98%	-1.69%	6.06%	9.93%	14.91%(a)
S&P 500 Index+	-5.69%	-13.87%	-5.23%	6.13%	12.08%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 37.76	$ 37.59	$ 37.62
11/30/01	$ 36.74	$ 36.58	$ 36.61
Distribution Information: Six Months: Income Dividends	$ .23	$ .08	$ .08

Class A Lipper Rankings* - Equity Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	28	of	197	15
3-Year	16	of	180	9
5-Year	15	of	136	11
10-Year	1	of	45	3

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- Scudder-Dreman High Return Equity Fund - Class A -- S&P 500 Index+

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,338	$11,512	$15,751	$41,092
	Average annual total return	-6.62%	4.81%	9.51%	15.18%
Class B(c)	Growth of $10,000	$9,532	$11,719	$15,926	$39,884(a)
	Average annual total return	-4.68%	5.43%	9.75%	14.84%(a)
Class C(c)	Growth of $10,000	$9,831	$11,930	$16,057	$40,133(a)
	Average annual total return	-1.69%	6.06%	9.93%	14.91%(a)
S&P 500 Index+	Growth of $10,000	$8,613	$8,511	$13,462	$31,294
	Average annual total return	-13.87%	-5.23%	6.13%	12.08%

The growth of $10,000 is cumulative.

* Returns and rankings during the 6-month, 1-year, 3-year, 5-year and 10-year periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
a Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on find distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman High Return Equity Fund and the market environment during the six-month period ended May 31, 2002.

Q: Will you provide an overview of market conditions over the six months ended May 31, 2002?

A: As 2001 drew to a close, investors tried to put the devastating events of September 11 behind them. After precipitous declines, the stock market rallied in November and December when investors pinned their hopes on improving economic indicators. The optimism, however, was short lived, and volatility firmly implanted itself for the remainder of the period. Threats of further terrorist activity, unrest in the Middle East and fears of nuclear war kept investors on edge, as did concerns of shady corporate accounting tactics in the wake of the Enron collapse.

While volatility can be unsettling, it provided an opportunity for us to deploy our contrarian value investment strategy. Value significantly outperformed growth as risk-averse investors continued to look for "lower-risk" investments. The Russell 1000 Value Index, which is generally representative of the large-cap value market, gained 3.40 percent, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, declined 12.87 percent for the same period.

Q: How did Scudder-Dreman High Return Equity Fund perform amid the volatility?

A: For the six months ended May 31, 2002, the fund's Class A shares (unadjusted for sales charges) gained 3.40 percent, far surpassing the fund's benchmark, the Standard & Poor's (S&P) 500, which lost 5.69 percent. The S&P is an unmanaged index that is generally representative of the U.S. stock market. The fund also outperformed the average 0.77 percent return of its peers in the Lipper Equity Income Funds category - a group of mutual funds with similar investment objectives to our fund.

Q: Will you comment on the factors that led to the fund's outperformance?

A: We believe our unwavering commitment to our contrarian value investment philosophy is the reason for the outperformance. We believe that we found great companies to add during the period that were trading at what we believed to be very low prices. While some of our new investments have soared, others continue to struggle. In each case, however, we remain enthusiastic. This is a great time for contrarian investors. We were also successful on the sell side, making timely liquidations in technology and integrated oil service stocks, which added to gains.

The bottom line is that the fund's performance will always be due to our strictly disciplined value strategy. We believe that the consistency in our process is the key to providing greater value potential to shareholders over longer periods.

Q: What types of changes did you make to the portfolio?

A: Many of the changes we made were wrapped around the Enron crisis. We spiced up the portfolio with small positions in energy traders that were dragged down with Enron. Unlike, Enron, however, trading is just a small part of their business. Purchases included Williams Companies and Dynegy. To fund these purchases, we trimmed positions in large integrated oil companies - BP PLC, ChevronTexaco Corp. and Conoco - all of which had appreciated handsomely.

We also continued to switch our focus in health care from service providers such as Humana to the struggling pharmaceutical stocks - primarily Merck & Co., Bristol-Myers Squibb and Schering-Plough. In addition, as technology rallied early in the period, we locked in profits and liquidated positions in Intel, Oracle and Motorola before they began to decline again. We also took profits by eliminating the casino stocks that we added immediately after the September attacks. These stocks soared in the period and surpassed our price targets and valuation criteria.

Despite this level of activity, the portfolio's core sector concentration continues to be in financials, tobacco, energy and health care. However it is less concentrated than it has been in the recent past.

Q: Did you invest in Tyco?

A: Yes, we invested in Tyco as it declined early in the reporting period. Although it rallied briefly, the stock declined further since our initial purchase. As of May 31, 2002, it represented about 2.1 percent of the fund's assets. Tyco has gotten bad publicity. But we believe the market has already discounted it, as the company is trading at just about seven times next year's earnings. We believe Tyco will survive this. We believe the panic over accounting practices is overdone. However, if we ever came to believe that there was something truly wrong with the company's business practices, we'd sell the stock.

Q: How did financials, the fund's largest industry stake, perform?

A: Performance of financials improved during the period, and the sector posted positive returns. The fund's regional banks helped performance, and the fund's overweight position there assisted performance relative to the benchmark. Top-10 holding Washington Mutual provided exceptionally strong performance in the period.

While we were disappointed with the relatively flat performance from top-10 holdings Fannie Mae and Freddie Mac, we are no less enthusiastic about their potential. We firmly believe that the setback is temporary and that these stocks, which have lower price-to-earnings (P/E) ratios and faster growth rates than many top-growth companies, will surge ahead once again.

Q: Philip Morris remains the portfolio's largest single holding. Will you provide an update on that stock?

A: As of May 31, Philip Morris represented about 11.3 percent of the fund's portfolio. While this is a far larger position than we normally take in a single stock, we believe Philip Morris is an extraordinary, if not unique, story in today's market. The stock was a powerful driver of performance, rallying strongly during the period. To gain more shareholder value, the company sold off its Miller Brewing unit for more than $5 billion - which was significantly more than anticipated. In addition to the gains in its stock price, Philip Morris offers a very attractive dividend yield. Let's face it: Stocks that are making money in this kind of market are rare. Also, our outlook for the company's earnings growth is optimistic. Philip Morris remains among the portfolio's largest holdings not because we necessarily like the products it sells, but because of how well it has performed as a stock and benefited our shareholders. We'll look for opportunities to reduce our position during times of strength but will hold on to the stock as long as it continues to meet or exceed our expectations.

Q: What is your near-term outlook for investing, and how will you position the portfolio in light of it?

A: We believe the environment will continue to be difficult for traditional investors. Over the past several months, we've seen encouraging signs that the economy (and markets) may be recovering. However, we believe the road to recovery is going to be a long one with sharp rallies and equally sharp retreats. Despite declines over the last two years, the overall stock market remains overvalued in our opinion, and we don't anticipate a sharp recovery in corporate earnings to make up for the discrepancy. The good news is that this is the type of market in which contrarian investors, like us, can find opportunity. As investors remain risk averse, we believe our value style should continue to do well.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Common Stocks	97%	93%
Short-Term Investments	3%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Financial	27%	29%
Consumer Staples	25%	23%
Energy	15%	12%
Health	14%	12%
Consumer Discretionary	9%	12%
Manufacturing	4%	2%
Technology	3%	5%
Service Industries	2%	2%
Durables	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (52.1% of Portfolio)
1. Philip Morris Companies, Inc. Provider of tobacco and food products	11.3%
2. Freddie Mac Supplier of mortgage credit	5.5%
3. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	5.3%
4. Washington Mutual, Inc. Provider of diversified financial services	5.1%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	4.8%
6. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	4.6%
7. R.J. Reynolds Tobacco Holdings, Inc. Operator of a diversified holding company	4.3%
8. Conoco, Inc. Explorer and producer of oil and natural gas	4.0%
9. Merck & Co., Inc. Provider of pharmaceuticals	3.7%
10. Schering-Plough Corp. Producer of pharmaceuticals and industrial chemicals	3.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 96.7%
Consumer Discretionary 8.9%
Department & Chain Stores 4.6%
Federated Department Stores, Inc.*	986,200	40,838,542
Gap, Inc.	10,965,835	159,772,216
Nordstrom, Inc.	640,970	15,780,681
		216,391,439
Specialty Retail 4.3%
Borders Group, Inc.* (b)	5,641,925	117,577,717
Staples, Inc.*	2,585,500	54,502,340
Toys ''R'' Us, Inc.*	1,520,640	27,751,680
		199,831,737
Consumer Staples 23.8%
Alcohol & Tobacco 22.8%
Imperial Tobacco Group (ADR)	711,750	24,199,500
Philip Morris Companies, Inc.	9,287,800	531,726,550
R.J. Reynolds Tobacco Holdings, Inc.	2,852,866	201,697,626
Universal Corp. (b)	2,164,050	87,860,430
UST, Inc.	5,907,500	226,434,475
		1,071,918,581
Food & Beverage 1.0%
Safeway, Inc.*	1,124,000	45,690,600
Durables 1.1%
Automobiles 1.0%
Ford Motor Co.	2,620,500	46,251,825
Telecommunications Equipment 0.1%
Nortel Networks Corp.	2,012,700	4,448,067
Energy 14.8%
Oil & Gas Production 11.2%
BP PLC (ADR)	100,748	5,145,200
ChevronTexaco Corp.	1,684,617	146,982,833
Conoco, Inc.	7,023,553	188,793,105
Devon Energy Corp.	646,900	33,800,525
El Paso Corp.	4,194,705	107,594,183
Kerr-McGee Corp.	784,400	45,565,796
		527,881,642
Oil/Gas Transmission 3.2%
Dynegy, Inc. "A"	7,144,960	63,518,694
Williams Companies, Inc.	6,249,985	88,749,787
		152,268,481
Oilfield Services/Equipment 0.4%
GlobalSantaFe Corp.	362,100	12,220,875
Nabors Industries, Inc.*	162,700	7,142,530
		19,363,405
Financial 25.8%
Banks 7.9%
Bank of America Corp.	1,018,361	77,201,947
Bank One Corp.	1,642,958	66,753,384
FleetBoston Financial Corp.	1,050,174	37,008,132
KeyCorp	2,702,000	73,764,600
PNC Financial Services Group	931,035	52,370,719
Wachovia Corp.	1,705,320	65,433,128
		372,531,910
Consumer Finance 0.5%
American Express Co.	558,200	23,729,081
Insurance 1.3%
Ohio Casualty Corp.*	306,900	6,417,279
Phoenix Companies, Inc.*	211,000	3,798,000
Principal Financial Group, Inc.*	25,000	760,000
Safeco Corp.	630,400	20,166,496
St. Paul Companies, Inc.	684,010	29,145,666
		60,287,441
Other Financial Companies 16.1%
Corrections Corp. of America*	431,404	6,997,373
Fannie Mae	3,128,900	250,343,289
Freddie Mac	3,973,000	260,430,150
Washington Mutual, Inc.	6,114,420	237,667,505
		755,438,317
Health 13.7%
Health Industry Services 0.9%
Humana, Inc.*	2,897,285	44,096,678
Medical Supply & Specialty 0.1%
Zimmer Holdings, Inc.*	133,540	4,671,229
Pharmaceuticals 12.7%
Bristol-Myers Squibb Co.	6,888,050	214,356,116
Merck & Co., Inc.	3,047,455	174,009,681
Pharmacia Corp.	1,003,250	43,330,368
Schering-Plough Corp.	6,227,770	164,724,517
		596,420,682
Manufacturing 3.7%
Diversified Manufacturing 2.1%
Tyco International Ltd.	4,528,760	99,406,282
Electrical Products 1.6%
Emerson Electric Co.	1,279,500	74,019,075
Service Industries 2.1%
Environmental Services
Transocean Sedco Forex, Inc.	1,482,600	56,590,842
Waste Management, Inc.	1,551,150	42,579,068
		99,169,910
Technology 2.7%
Electronic Components/Distributors 0.5%
Lucent Technologies, Inc.*	4,607,300	21,423,945
Electronic Data Processing 2.2%
Apple Computer, Inc.*	2,020,600	47,079,980
Hewlett-Packard Co.	3,007,900	57,420,811
		104,500,791
Utilities 0.1%
Natural Gas Distribution
NiSource, Inc.*	1,630,500	3,994,725
Total Common Stocks (Cost $4,102,343,325)		4,543,735,843

Convertible Preferred Stocks 0.2%
Financial
Other Financial Companies
Corrections Corp. of America, PIK (Cost $7,658,852)	452,070	10,849,680

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 0.1%
U.S. Treasury Bill:
1.82%**, 10/17/2002	5,000,000	4,967,135
1.9%**, 10/10/2002	500,000	496,901
Total U.S. Treasury Obligations (Cost $5,461,660)		5,464,036

	Shares	Value ($)
Cash Equivalents 3.0%
Scudder Cash Management QP Trust, 1.86% (c) (Cost $140,027,135)	140,027,135	140,027,135
Total Investment Portfolio - 100.0% (Cost $4,255,490,972) (a)		4,700,076,694

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $4,259,679,503. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $440,397,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $884,039,215 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $443,642,024.
(b) Affiliated issuers (see Notes to Financial Statements).
(c) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $4,102,975,485)	$ 4,494,638,547
Affiliated issuers (cost $152,515,487)	205,438,147
Total investments (cost $4,255,490,972)	4,700,076,694
Cash	14,165
Receivable for investments sold	27,853,606
Dividends receivable	5,967,937
Interest receivable	256,926
Receivable for Fund shares sold	16,084,597
Total assets	$ 4,750,253,925
Liabilities
Payable for investments purchased	77,773,871
Payable for Fund shares redeemed	6,738,929
Accrued management fee	2,682,237
Other accrued expenses and payables	3,771,760
Total liabilities	90,966,797
Net assets, at value	$ 4,659,287,128
Net Assets
Net assets consist of: Undistributed net investment income	619,119
Net unrealized appreciation (depreciation) on investments	444,585,722
Accumulated net realized gain (loss)	(21,173,461)
Paid-in capital	4,235,255,748
Net assets, at value	$ 4,659,287,128

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,449,389,480 / 64,871,580 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 37.76
Maximum offering price per share (100 / 94.25 of $37.76)	$ 40.06
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,697,318,394 / 45,155,615 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)
$ 37.59
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($486,478,002 / 12,930,335 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 37.62
Class I Net Asset Value, offering and redemption price per share ($26,101,252 / 691,057 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 37.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Dividends - Unaffiliated issuers (net of foreign taxes withheld of $96,727)	$ 51,869,130
Dividends - Affiliated issuers	1,471,554
Interest	2,130,428
Total Income	55,471,112
Expenses: Management fee	15,456,514
Administrative fee	8,071,121
Distribution service fees	12,965,950
Directors' fees and expenses	73,559
Total expenses, before expense reductions	36,567,144
Expense reductions	(79,401)
Total expenses, after expense reductions	36,487,743
Net investment income (loss)	18,983,369
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - Unaffiliated issuers	37,095,743
Investments - Affiliated issuers	(19,728,661)
Futures	(8,212,890)
9,154,192
Net unrealized appreciation (depreciation) during the period on: Investments	102,918,023
Futures	(2,457,172)
100,460,851
Net gain (loss) on investment transactions	109,615,043
Net increase (decrease) in net assets resulting from operations	$ 128,598,412

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income (loss)	$ 18,983,369	$ 28,740,161
Net realized gain (loss) on investment transactions	9,154,192	126,810,309
Net unrealized appreciation (depreciation) on investment transactions during the period	100,460,851	154,092,386
Net increase (decrease) in net assets resulting from operations	128,598,412	309,642,856
Distributions to shareholders from: Net investment income: Class A	(13,706,093)	(27,023,541)
Class B	(3,346,162)	(9,180,912)
Class C	(940,121)	(2,107,068)
Class I	(293,658)	(560,724)
Fund share transactions: Proceeds from shares sold	921,221,104	1,418,517,806
Reinvestment of distributions	16,556,809	35,658,282
Cost of shares redeemed	(529,490,621)	(931,767,404)
Net increase (decrease) in net assets from Fund share transactions	408,287,292	522,408,684
Increase (decrease) in net assets	518,599,670	793,179,295
Net assets at beginning of period	4,140,687,458	3,347,508,163
Net assets at end of period (including undistributed net investment income of $619,119 and accumulated distributions in excess of net investment income of $78,216, respectively)	$ 4,659,287,128	$ 4,140,687,458

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 36.74	$ 33.91	$ 30.45	$ 35.69	$ 33.52	$ 26.52	$ 21.49
Income (loss) from investment operations: Net investment income	.23[d]	.41[d]	.65[d]	.71[d]	.73	.54	.39
Net realized and unrealized gain (loss) on investment transactions	1.02	2.94	5.74	(3.69)	3.80	6.89	5.75
Total from investment operations	1.25	3.35	6.39	(2.98)	4.53	7.43	6.14
Less distributions from: Net investment income	(.23)	(.52)	(.68)	(.70)	(.86)	(.37)	(.38)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)	(.06)	(.73)
Total distributions	(.23)	(.52)	(2.93)	(2.26)	(2.36)	(.43)	(1.11)
Net asset value, end of period	$ 37.76	$ 36.74	$ 33.91	$ 30.45	$ 35.69	$ 33.52	$ 26.52
Total Return (%)[e]	3.40**	9.94	24.06	(8.88)	14.25	28.15**	28.79[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,449	2,101	1,661	2,043	2,420	1,383	386
Ratio of expenses before expense reductions (%)	1.27*	1.27	1.30[g]	1.20	1.19	1.22*	1.21
Ratio of expenses after expense reductions (%)	1.26*	1.27	1.27[g]	1.20	1.19	1.22*	1.21
Ratio of net investment income (loss) (%)	1.24*	1.13	2.34	2.09	2.28	2.38*	2.12
Portfolio turnover rate (%)	26*	29	12	33	7	5*	10
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.27% and 1.24%, respectively.
* Annualized ** Not annualized

Class B
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 36.58	$ 33.75	$ 30.31	$ 35.51	$ 33.37	$ 26.44	$ 21.47
Income (loss) from investment operations: Net investment income	.08[d]	.12[d]	.42[d]	.42[d]	.45	.31	.19
Net realized and unrealized gain (loss) on investment transactions	1.01	2.93	5.72	(3.66)	3.75	6.84	5.72
Total from investment operations	1.09	3.05	6.14	(3.24)	4.20	7.15	5.91
Less distributions from: Net investment income	(.08)	(.22)	(.45)	(.40)	(.56)	(.16)	(.21)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)	(.06)	(.73)
Total distributions	(.08)	(.22)	(2.70)	(1.96)	(2.06)	(.22)	(.94)
Net asset value, end of period	$ 37.59	$ 36.58	$ 33.75	$ 30.31	$ 35.51	$ 33.37	$ 26.44
Total Return (%)[e]	2.97**	9.03	23.04	(9.62)	13.22	27.10**	27.63[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,697	1,609	1,375	1,865	2,276	1,300	295
Ratio of expenses before expense reductions (%)	2.09*	2.08	2.14[g]	2.03	2.06	2.12*	2.31
Ratio of expenses after expense reductions (%)	2.09*	2.08	2.10[g]	2.03	2.06	2.12*	2.20
Ratio of net investment income (loss) (%)	.41*	.32	1.51	1.26	1.41	1.48*	1.13
Portfolio turnover rate (%)	26*	29	12	33	7	5*	10
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.10% and 2.06%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 36.61	$ 33.78	$ 30.34	$ 35.54	$ 33.38	$ 26.45	$ 21.48
Income (loss) from investment operations: Net investment income	.08[d]	.13[d]	.42[d]	.43[d]	.45	.32	.20
Net realized and unrealized gain (loss) on investment transactions	1.01	2.93	5.73	(3.66)	3.79	6.83	5.72
Total from investment operations	1.09	3.06	6.15	(3.23)	4.24	7.15	5.92
Less distributions from: Net investment income	(.08)	(.23)	(.46)	(.41)	(.58)	(.16)	(.22)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)	(.06)	(.73)
Total distributions	(.08)	(.23)	(2.71)	(1.97)	(2.08)	(.22)	(.95)
Net asset value, end of period	$ 37.62	$ 36.61	$ 33.78	$ 30.34	$ 35.54	$ 33.38	$ 26.45
Total Return (%)[e]	2.98**	9.09	23.06	(9.60)	13.32	27.10**	27.66[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	486	398	285	414	462	221	44
Ratio of expenses before expense reductions (%)	2.06*	2.05	2.12[g]	2.00	2.01	2.10*	2.33
Ratio of expenses after expense reductions (%)	2.06*	2.05	2.08[g]	2.00	2.01	2.10*	2.22
Ratio of net investment income (loss) (%)	.44*	.35	1.54	1.29	1.46	1.50*	1.11
Portfolio turnover rate (%)	26*	29	12	33	7	5*	10
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.08% and 2.04%, respectively.
* Annualized
** Not annualized

Class I
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 36.76	$ 33.92	$ 30.45	$ 35.71	$ 33.51	$ 26.49	$ 21.51
Income (loss) from investment operations: Net investment income	.32[d]	.58[d]	.77[d]	.84[d]	.95	.75	.54
Net realized and unrealized gain (loss) on investment transactions	1.01	2.94	5.74	(3.70)	3.76	6.81	5.70
Total from investment operations	1.33	3.52	6.51	(2.86)	4.71	7.56	6.24
Less distributions from: Net investment income	(.32)	(.68)	(.79)	(.84)	(1.01)	(.48)	(.53)
Net realized gains on investment transactions	-	-	(2.25)	(1.56)	(1.50)	(.06)	(.73)
Total distributions	(.32)	(.68)	(3.04)	(2.40)	(2.51)	(.54)	(1.26)
Net asset value, end of period	$ 37.77	$ 36.76	$ 33.92	$ 30.45	$ 35.71	$ 33.51	$ 26.49
Total Return (%)	3.61**	10.45	24.60	(8.54)	14.83	28.71**	29.36[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	33	26	22	31	28	12
Ratio of expenses before expense reductions (%)	.80*	.83	.86[f]	.82	.76	.83*	.88
Ratio of expenses after expense reductions (%)	.80*	.83	.85[f]	.82	.76	.83*	.88
Ratio of net investment income (loss) (%)	1.70*	1.57	2.73	2.47	2.71	2.77*	2.45
Portfolio turnover rate (%)	26*	29	12	33	7	5*	10
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .86% and .85%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001 the Fund had a net tax basis capital loss carryforward of approximately $15,150,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001, the Fund incurred approximately $8,721,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,076,848,728 and $543,352,061, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets. Dreman Value Management, L.L.C. serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the ``Administrative Fee'') of 0.350%, 0.400%, 0.375% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly. The Advisor waived $78,911 of the Administrative Fee for Class A shares until May 29, 2002.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class A (after an expense waiver of $78,911)	$ 3,912,933	$ 828,489
Class B	3,347,018	560,566
Class C	835,238	147,649
Class I	16,268	1,191
	$ 8,111,457	$ 1,537,895

In addition, the Administrative Fee expense on the Statement of Operations includes ($119,247) changes in estimate of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 6,275,411	$ 1,098,072
Class C	1,670,396	331,636
	$ 7,945,807	$ 1,429,708

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 2,497,449	$ 341,852
Class B	1,993,152	257,995
Class C	529,542	119,191
	$ 5,020,143	$ 719,038

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended May 31, 2002 aggregated $477,941.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2002, the CDSC for Class B and C shares aggregated $1,302,800 and $38,315, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2002, SDI received $5,117.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002 totaled $1,743,904 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $490 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2002 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	PurchasesCost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend/Interest Income ($)	Value ($)
Borders Group, Inc.	5,641,925	-	10,125,356	3,351,109	-	117,577,717
Humana, Inc.	2,897,285	-	156,879,301	(23,079,770)	-	44,096,678
Universal Corp.	2,164,050	-	-	-	1,471,554	87,860,430
				(19,728,661)	1,471,554	249,534,825

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,865,349	$ 601,321,543	24,150,664	$ 894,196,244
Class B	5,158,381	194,818,844	9,583,090	352,440,358
Class C	3,111,210	117,582,796	4,164,586	153,266,480
Class I	199,747	7,497,921	503,380	18,614,724
		$ 921,221,104		$ 1,418,517,806
Shares issued to shareholders in reinvestment of distributions
Class A	329,993	$ 12,538,907	709,251	$ 25,191,643
Class B	77,615	2,951,843	230,610	8,168,964
Class C	20,271	772,402	49,130	1,736,951
Class I	7,740	293,657	15,789	560,724
		$ 16,556,809		$ 35,658,282
Shares redeemed
Class A	(8,505,645)	$ (320,245,069)	(16,663,640)	$ (611,682,922)
Class B	(4,072,165)	(153,659,957)	(6,569,149)	(240,162,753)
Class C	(1,061,291)	(39,974,913)	(1,777,352)	(65,052,322)
Class I	(406,216)	(15,610,682)	(406,901)	(14,869,407)
		$ (529,490,621)		$ (931,767,404)
Net increase (decrease)
Class A	7,689,697	$ 293,615,381	8,196,275	$ 307,704,965
Class B	1,163,831	44,110,730	3,244,551	120,446,569
Class C	2,070,190	78,380,285	2,436,364	89,951,109
Class I	(198,729)	(7,819,104)	112,268	4,306,041
		$ 408,287,292		$ 522,408,684

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder-Dreman High Return Equity Fund, a series of Scudder Value Series, Inc., was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders of the fund (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management, Inc.

Affirmative	Against	Abstain
75,352,905	729,841	1,420,119

2. To approve a new sub-advisory agreement between the fund's investment manager and Dreman Value Management, L.L.C.

Affirmative	Against	Abstain
75,236,475	766,092	1,500,298

The meeting was reconvened on May 7, 2002, at which time the following matter was voted upon by the shareholders of each series of Scudder Value Series, Inc., voting together:

3. To approve the amendment and restatement of the Articles of Incorporation of Scudder Value Series, Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
63,846,464	1,614,101	3,513,361	42,625,308

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
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Scudder Aggressive Growth Fund
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Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
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Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
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Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
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Asset Allocation
Scudder Pathway Conservative Portfolio
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Scudder Emerging Markets Income Fund
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Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
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The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

200 Clarendon Street Boston, MA 02116
Independent Auditors

Ernst & Young LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Performance Summary May 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	3-Year	5-Year	Life of Class**
Scudder-Dreman High Return Equity Fund - Class I Shares	3.61%	-.43%	7.35%	11.30%	16.65%
S&P 500 Index+	-5.69%	-13.87%	-5.23%	6.13%	11.38%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder-Dreman High Return Equity Fund - Class I Shares -- S&P 500 Index+

Yearly periods ended May 31

Dividend Review
During the six months, Scudder-Dreman High Return Equity Fund - Class I shares paid the following dividends:
Income Dividends	$ .32

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on November 1,1995. Index comparisons begin October 31, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder-Dreman High Return Equity Fund prospectus and the 2001 Annual Report for Scudder-Dreman High Return Equity Fund.

(SDHR-2SUP)